Exhibit 10.22

                        SETTLEMENT AGREEMENT AND RELEASE

         This Settlement Agreement and Release (the "Agreement") is entered into by and between Del Global Technologies Corp. and its affiliates, subsidiaries, present and former directors, officers, agents, accountants, attorneys, stockholders, predecessors and the agents and attorneys of its present and former directors (the "Company") and Leonard A. Trugman and each of his heirs, administrators, liquidators, executors, successors, and assigns ("Trugman"), in consideration of the covenants contained herein as follows:

                                    RECITALS

         WHEREAS, in or about February 2002, the Company filed a complaint against Trugman, amended in or about May 2002, in an action entitled Del Global Technologies Corporation v. Leonard A. Trugman, No. 02 Civ. 0964 (CM) (GAY), in the United States District Court for the Southern District of New York (the "Action"); and
         WHEREAS, Trugman filed an answer to the amended complaint, counterclaims against the Company, a third-party complaint and an amended third-party complaint (which amended third-party complaint was subsequently dismissed by the court in this Action); and
         WHEREAS, the Company and Trugman (the "Parties") recognize the existence of their disputes and desire to resolve and discontinue those disputes, and the Parties now deem it to be in their best interest to settle and compromise the disputes existing between them; and
         WHEREAS, Trugman and/or Trugman jointly with his wife owns or own 14,597 shares of common stock of the Company and the FBO Trugman Family Trust (of which Trugman is a trustee) owns 370 shares of common stock of the Company, and the Parties desire that transfer of ownership of these 14,967 shares (the "Shares") to the Company shall be part of this Agreement; and
         WHEREAS, this Agreement does not constitute an admission of any liability with respect to any of the matters referenced herein; it is hereby agreed to as follows:

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                                    AGREEMENT

1. Trugman and the Company will, simultaneous with the execution of this Agreement, execute a Stipulation of Dismissal With Prejudice, in the form annexed hereto at Tab 1, dismissing with prejudice the claims and counterclaims asserted in the Action (the "Stipulation"). The Stipulation will be held in escrow by Constantine & Partners until such time as the Company actually receives both the Shares and the payment described below. At that time, Constantine & Partners will file the Stipulation with the Clerk, U.S. District Court for the Southern District of New York.
2. Trugman agrees to transfer ownership of the Shares, including all rights, titles and interests in the Shares, to the Company (the "Transfer").
3. Simultaneous with the execution of the Agreement, Trugman will deliver to the Company executed forms of stock powers in the forms annexed hereto at Tab 2.
4. Trugman agrees that by no later than 5:00 p.m. on March 10, 2003, he will instruct the appropriate transfer agent to take all steps necessary to effect the Transfer.
5. Trugman agrees that he will take all steps necessary to effect the Transfer.
6. The Company agrees that it will take all steps necessary to effect the Transfer, including removal of all restrictive legends.
7. Trugman represents that he is authorized to enter into this Agreement to Transfer the Shares to the Company, that the parties transferring the Shares to the Company have good and marketable title to the Shares and that there are no pledges, liens or encumbrances of any type on the Shares other than the restrictive legends placed on the Shares by the Company.
8. The Company agrees that upon demand, it will immediately have its counsel review any restrictive legends upon Del Global stock in the names of Robyn Simon, Alexandra Simon, Kyle Simon, or Justin Trugman. If removal of such legends are consistent with securities regulations, the Company further agrees that it will request its counsel to issue, in a timely fashion, the appropriate opinion so that the stock in the above names may become unencumbered.
9. Trugman agrees to pay the Company four hundred thousand dollars ($400,000.00) (the "Payment").
10. Trugman agrees that he will make the Payment by delivering to the Company by certified check, or by wire transfer to such account as the Company shall designate, four hundred thousand dollars ($400,000.00) by no later than 5:00 p.m. on March 10, 2003.
11. The Transfer and Payment are intended to represent the return of possible overpayment of bonuses based on pre-tax earnings that Trugman received for the 1997 to 1999 fiscal years as subsequently indicated by the Company's restatement of its earnings for that period.
12. The Company and Trugman agree not to disparage each other's business and personal abilities and reputations.
13. If any private third party makes any inquiries - that are not pursuant to a subpoena or other judicial, administrative or agency process - about the Action or Trugman's relationship with the Company, the Company and Trugman agree to respond in substance that the Company and Trugman have entered into a Settlement Agreement and Release, and under the terms of that Agreement, the Parties are not to discuss their relationship or this Action. If the Company issues a press release (or makes any other unsolicited statement to the public or to any private third party) about this Agreement or the settlement of the Action, the Company agrees that it will state in substance nothing more regarding the Agreement or settlement than the stock transfer (valued at approximately $45,000) and payment of $400,000 are being made to the Company in settlement of the Action. The Company agrees that any such press release will not mention Trugman's name and will not describe any of the Company's allegations against Trugman.
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                                     RELEASE

14. In consideration of the above Agreement and for other good and valuable cause and consideration, Trugman hereby releases and forever discharges the Company from any and all claims, causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, of any kind or nature, known or unknown, fixed of contingent, direct of indirect, which Trugman now has or hereafter may have against the Company from the beginning of the world to the day of the date of this Agreement. This release includes, but is not limited to, all claims that Trugman asserted, or could have asserted, in his counterclaims, his third-party complaint and his amended third-party complaint.
15. In consideration of the above agreement and for other good and valuable cause and consideration, the Company hereby releases and forever discharges Trugman from any and all claims, causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, of any kind or nature, known or unknown, fixed or contingent, direct or indirect, which the Company now has or hereafter may have against Trugman from the beginning of the world to the day of the date of this Agreement. This release includes, but is not limited to, all claims that the Company asserted, or could have asserted, in its complaint and its amended complaint.
16. The Company agrees that if Trugman's wife, Riva Trugman, executes and delivers to the Company a mutual release in the form annexed hereto at Tab 3 by no later than March 17, 2003, the Company will also execute that mutual release by no later than March 24, 2003.
17. The Company agrees that if Trugman's daughter, Robyn Simon, executes and delivers to the Company a mutual release in the form annexed hereto at Tab 4 by no later than March 17, 2003, the Company will also execute that mutual release by no later than March 24, 2003.

                                       3
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                                  CONSTRUCTION

18. This Agreement was negotiated between the Parties hereto at arms length, with each party having the opportunity to receive advice of independent counsel of its choosing. It is the intent of the Parties that no part of this Agreement be construed against any of the Parties because of the identity of the drafter.
19. This Agreement constitutes a single integrated and written contract expressing the entire agreement between the Parties. This Agreement supersedes any prior understanding and agreements among the Parties with respect to the subject matter herein. There are no representations, agreements, arrangements or understandings among the Parties, oral or written, relating to the subject matter of this Agreement that are not fully expressed herein. Any statements, promises or inducements, whether made by any party or any agent of any party, that are not contained in this written Agreement, shall not be valid or binding. This Agreement may not be enlarged, modified or altered except by written agreement signed by all of the Parties of this Agreement.
20. The Parties agree that this Agreement should not be construed as precluding the Company from receiving any recovery or other relief obtained for its benefit from any action or proceeding brought by the Securities and Exchange Commission.
21. The Parties agree that nothing in this Agreement should be construed as affecting the Company's obligations to report matters to the Securities and Exchange Commission or any other governmental entity to which the Company has any legal obligations to report matters.

                                    LIABILITY

22. Nothing contained in this Agreement is intended to be an admission of liability on the part of any of the Parties with respect to the matters referenced herein.

                             SUCCESSORS AND ASSIGNS

23. This Agreement shall inure to the benefit of, and shall be binding upon, the executors, administrators, heirs, successors and assigns of each of the Parties to this Agreement.

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                            MISCELLANEOUS PROVISIONS

24. The parties represent that each of them is authorized to make the representations contained herein and to enter into this Agreement.
25. This Agreement and its terms shall be construed under the laws of the State of New York.
26. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

Dated:   March 10, 2003                   Dated:   March 10, 2003

Del Global Technologies Corp.



By: /s/ Samuel Park                       By:  /s/Leonard A. Trugman
    --------------------                       -----------------------
    Samuel E. Park,                            Leonard A. Trugman
    President





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                                      TAB 1



UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------x
                                                              :
DEL GLOBAL TECHNOLOGIES                                       :
CORPORATION,                                                  :
                          Plaintiff,                          :
                                                              :
         -against-                                            :
                                                              :
LEONARD A. TRUGMAN,                                           :
                                                              :
                           Defendant.                         :
                                                              :
---------------------------------------------------------------x






02 Civ. 0964 (CM)(GAY)

                                       6
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STIPULATION OF DISMISSAL WITH PREJUDICE


         IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned counsel for Plaintiff and Defendant that the above-captioned action is hereby dismissed with prejudice pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure. Such dismissal is without costs or attorneys' fees to any party.
Dated:   New York, New York                Dated:   New York, New York
         March 10, 2003                             March 10, 2003

    CONSTANTINE & PARTNERS                      ROBERT K. ERLANGER


By: /s/ Gary J. Malone                     By:  /s/ Robert K, Erlanger
    ------------------------                    ----------------------------
    Gary J. Malone (GM-3119)                    Robert K. Erlanger (RE-0886)
    477 Madison Avenue                          220 Fifth Avenue, Suite 1702
    New York, New York 10022                    New York New York 10001
    (212) 350-2700                              (212) 686-8045
    Attorneys for Plaintiff                     Attorney for Defendant

    So Ordered:


   --------------------------------
         U.S.D.J.


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                                      TAB 2


                                   STOCK POWER

         For Value Received, the undersigned hereby assigns and transfers unto Del Global Technologies Corporation (the "Corporation"), or its assignee or designee, Fourteen Thousand Five Hundred Ninety Seven (14,597) Shares of the Common Stock of the Corporation represented by Certificates Nos. S15390, S15381 and S15431, standing in the name of the undersigned on the books of said Corporation and do hereby irrevocably constitute and appoint the President or the Secretary of the Corporation Attorney to transfer the said Stock on the books of the aforementioned Corporation with full power of substitution in the premises.


Dated:  March 10, 2003


In the presence of:

                                    /s/ Leonard A. Trugman
-------------------------           -----------------------------
                                    Leonard A. Trugman





Dated:  March 10, 2003


In the presence of:


_________________________           /s/ Riva Trugman
                                   ------------------------------
                                    Riva Trugman


                                       8
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                                   STOCK POWER

         For Value Received, the undersigned hereby assigns and transfers unto Del Global Technologies Corporation (the "Corporation"), or its assignee or designee, Three Hundred Seventy (370) Shares of the Common Stock of the Corporation represented by Certificates Nos. S16565, S11088 and S12072, standing in the name of the undersigned on the books of said Corporation and do hereby irrevocably constitute and appoint the President or the Secretary of the Corporation Attorney to transfer the said Stock on the books of the aforementioned Corporation with full power of substitution in the premises.



                            FBO Trugman Family Trust


Dated:  March 10, 2003


In the presence of:


_________________________           By: /s/ Leonard A. Trugman
                                        ----------------------
                                        Leonard A. Trugman,
                                        Trustee




Dated:  March 10, 2003


In the presence of:


_________________________           By: /s/ Riva Trugman
                                        ----------------------------------------
                                        Riva Trugman,
                                        Trustee


                                       9
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                                      TAB 3


                                 MUTUAL RELEASE

         For good and valuable cause and consideration, Del Global Technologies Corp. and Riva Trugman hereby release and forever discharge each other from any and all claims, causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, of any kind or nature, known or unknown, fixed of contingent, direct of indirect, which either of them now has or hereafter may have against the other from the beginning of the world to March 10, 2003.

Dated:   March 10, 2003                 Dated:   March 10, 2003

Del Global Technologies Corp.



By: /s/ Samuel E. Park                      /s/ Riva Trugman
    -------------------                     -----------------
    Samuel E. Park,                         Riva Trugman
    President



                                     10
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                                     TAB 4



                                 MUTUAL RELEASE

         For good and valuable cause and consideration, Del Global Technologies Corp. and Robyn Simon hereby release and forever discharge each other from any and all claims, causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, of any kind or nature, known or unknown, fixed of contingent, direct of indirect, which either of them now has or hereafter may have against the other from the beginning of the world to March 10, 2003.

Dated:   March 10, 2003                 Dated:   March 10, 2003

Del Global Technologies Corp.



By: /s/ Samuel E. Park                      /s/ Robyn Simon
    -------------------                     ----------------
    Samuel E. Park,                         Robyn Simon
    President



                                      11
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